95327135.6 107389063.2 Exhibit 10.26 1ST CONSTITUTION BANCORP CHANGE IN CONTROL AGREEMENT THIS AGREEMENT is dated and entered into effective as of the 5th day of February, 2021, by and between 1ST Constitution Bancorp, a New Jersey corporation (together with any successor, the “Company”), and Naqi A. Naqvi (the “Executive”). WITNESSETH: WHEREAS, should the Company receive a proposal from, or engage in discussions with, a third person, whether solicited by the Company or unsolicited, concerning a possible business combination with or the acquisition of a substantial portion of voting securities of either party, the Board of Directors of the Company (the “Board”) has deemed it imperative that it and the Company be able to rely on the Executive to continue to serve in his or her position, and that the Board and the Company be able to receive and rely upon his or her advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks that such a proposal or discussions might otherwise create; and WHEREAS, the Executive has heretofore been employed as the Senior Vice President and Chief Accounting Officer of the Company and 1st Constitution Bank (the “Bank”); WHEREAS, the Executive, the Company and the Bank are parties to that certain Employment Agreement, dated and entered into as of May 7, 2018, which terminated pursuant to its terms on May 7, 2020; and WHEREAS, the Company desires to retain the Executive and the parties desire by this writing to memorialize the termination of the Employment Agreement. NOW, THEREFORE, to assure the Company of the Executive’s continued dedication and the availability of his or her advice and counsel in the event of any such proposal, to induce the Executive to remain in the employ of the Bank, and for other good and valuable consideration, the receipt and adequacy of which each party acknowledges, the Company and the Executive agree as follows:

107389063.2 2 1. OPERATION, EFFECTIVE DATE, AND TERM OF AGREEMENT (a) This Agreement shall commence on the date hereof and continue in effect until eighteen months after a Change in Control (as defined below) shall occur. (b) This Agreement is effective and binding on both parties as of the date hereof. Notwithstanding its present effectiveness, the provisions of paragraphs 3 and 4 of this Agreement shall become operative only when, as and if there has been a “Change in Control”. For purposes of this Agreement, a “Change in Control” shall mean if any of the following events shall occur after the date of this Agreement: (i) the acquisition by any person, directly or indirectly, of beneficial ownership or power to vote more than thirty-five percent (35%) of the Company’s voting stock; (ii) the first purchase of the Company’s voting stock pursuant to a tender offer or exchange offer (other than a tender or exchange offer made by an affiliate of the Company); (iii) the acquisition by any person, directly or indirectly, of the control of the election of a majority of the Company’s directors; (iv) the exercise of a controlling influence over the management or policies of the Company by any person or persons acting as a group within the meaning of Sections 13(d) (3) or 14(d)(2) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”); (v) during any period of two consecutive years, individuals who at the beginning of such two-year period constitute the Board (the “Continuing Directors”) cease for any reason to constitute at least two-thirds (2/3) thereof; provided that, any individual whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then in office shall be considered a Continuing Director; or (vi) the approval by the Company’s shareholders of (A) a merger or consolidation of the Company with or into another company (other than a merger or consolidation in which the Company is the surviving company and which does not result in any reclassification or reorganization of the Company’s then outstanding shares of stock or a change in the Company’s directors, other than the addition of not more than three directors), (B) a sale or disposition of all or substantially all of the Company’s assets, or (C) a plan of liquidation or dissolution of the Company. The term “person” as used above means an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole partnership, unincorporated organization or any other form of entity not specifically listed herein, or a person or persons acting as a group with the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act. Any other provision hereof to the contrary notwithstanding, no Change in Control shall be deemed to have occurred for purposes of the Agreement as a result of an offering registered with the Securities and Exchange Commission of stock to the Company’s shareholders and/or investors or other offering conducted

107389063.2 3 by the Company to meet regulatory capital requirements at the demand of a bank regulatory authority. In no event shall a payment be made hereunder if the Bank is placed in conservatorship or receivership in connection with a Change in Control and the Board determines in good faith that the Change in Control was directed by or otherwise required by the Federal Deposit Insurance Corporation. 2. EMPLOYMENT OF THE EXECUTIVE Nothing herein shall affect any right which the Executive or the Company may otherwise have to terminate the Executive’s employment by the Company at any time in any lawful manner, subject always to the Company’s providing to the Executive the payments and benefits specified in paragraphs 3 and 4 of this Agreement to the extent herein below provided. In the event any person commences a tender or exchange offer, circulates a proxy statement to the Company’s shareholders or takes other steps that could reasonable be determined to potentially effect a Change in Control as defined in paragraph 1 of this Agreement, the Executive agrees that he or she will not voluntarily leave the employ of the Company, and will continue to perform his or her regular duties and to render the services specified in the recitals of this Agreement, until such person has abandoned or terminated its efforts to effect a Change in Control or until a Change in Control has occurred. Should the Executive voluntarily terminate his or her employment before any such effort to effect a Change in Control has commenced, or after any such effort has been abandoned or terminated without effecting a Change in Control and no such effort is then in process, this Agreement shall lapse and be of no further force or effect. 3. TERMINATION FOLLOWING CHANGE IN CONTROL (a) If any of the events described in paragraph 1 hereof constituting a Change in Control shall have occurred, the Executive shall be entitled to the benefits provided in paragraph 4 hereof upon the subsequent termination of his or her employment within eighteen (18) months following a Change in Control (the “Change in Control Period”) unless such termination is (i) due to the Executive’s death; or (ii) by the Company by reason of the Executive’s Disability or for Cause; or (iii) by the Executive other than for Good Reason. (b) If during the Change in Control Period, the Executive’s employment is terminated by reason of his or her death or Disability, the Executive shall be entitled to death or long-term disability benefits, as the case may be, from the Company no less favorable than those benefits to which he or she would have been entitled had the death or termination for Disability occurred during the six-month period prior to the Change in Control. If prior to any such termination for Disability, the Executive fails to perform his or her duties as a result of incapacity due to physical or mental illness, he or she shall continue to receive his or her Base Salary less any benefits as may be available to him or her under the Company’s disability plans until his or her employment is terminated for Disability. (c) If during the Change in Control Period the Executive’s employment shall be terminated by the Company for Cause or by the Executive other than for Good Reason, the Company shall pay to the Executive his or her full Base Salary through the Date of Termination

107389063.2 4 at the rate in effect at the time Notice of Termination is given, and the Company shall have no further obligations to the Executive under this Agreement. (d) For purposes of this Agreement: (i) “Disability” shall mean the Executive’s incapacity due to physical or mental illness such that the Executive shall have become qualified to receive benefits under the Company’s long-term disability plans or any equivalent coverage required to be provided to the Executive pursuant to any other plan or agreement, whichever is applicable. (ii) “Cause” shall mean: (A) the conviction or plea of no lo contendere of the Executive for a felony or similar crime, or the willful commission by the Executive of a criminal or other act that in the judgment of the Board causes or will likely cause substantial economic damage to the Company or substantial injury to its business reputation; (B) the commission by the Executive of an act of fraud in the performance of such Executive’s duties on behalf of the Company; (C) the continuing willful failure of the Executive to perform the duties of such Executive to the Company (other than any such failure resulting from the Executive’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Executive by the compensation committee of the Board; or (D) the order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Executive’s employment. For purposes of this subparagraph (d)(iii), no act, or failure to act, on the Executive’s part shall be considered “willful” unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in the best interests of the Company. (iii) “Good Reason” shall mean: (A) A material diminution in the Executive’s Base Salary; (B) A material diminution in the Executive’s authority, duties or responsibilities; (C) A material diminution in the authority, duties or responsibilities of the supervisor to whom the Executive is required to report; (D) A material diminution in the budget over which the Executive retains authority;

107389063.2 5 (E) A material change in the geographic location at which the Executive must perform his or her services; (F) Any other action or inaction that constitutes a material breach by the Company of the agreement, if any, under which the Executive provides services to the Company; or (G) The failure of the Company to obtain the express written assumption of and agreement to perform this Agreement by any successor as contemplated in subparagraph 5(d) hereof. The Executive may not terminate his or her employment for Good Reason unless he or she has provided a written Notice of Termination to the Company setting forth the existence of a condition described in this subparagraph 3(d)(iii) within a period not to exceed ninety (90) days of the initial existence of the condition and the Company has had a period of at least thirty (30) days from the date such Notice of Termination is provided to remedy the condition. It is the intention of the parties that Good Reason be interpreted and applied in conformity with the “good reason” rules in effect under Section 409A of the Internal Revenue Code of 1986, as amended (and all guidance thereunder) (the “Code”). (iv) “Dispute” shall mean (i) in the case of termination of employment of the Executive with the Company or a Subsidiary by the Company for Disability or Cause, that the Executive challenges the existence of Disability or Cause and (ii) in the case of termination of employment of an Executive with the Company by the Executive for Good Reason, that the Company challenges the existence of Good Reason. (v) “Base Salary” shall mean the amount determined by multiplying the Executive’s highest semi-monthly or other periodic rate of base pay paid to the Executive during the twelve-month period immediately prior to the giving of the Notice of Termination by the number of pay periods per year. The following items are not part of base pay, as used herein: reimbursed expenses, any amount paid on account of overtime or holiday work, payment on account of insurance premiums or other contributions made to other welfare of benefit plans, any year-end or other bonuses, commissions and gifts. (vi) “Affiliate” shall have the meaning given such term in Rule 405 under the Securities Act of 1933, as amended. (vii) “Notice of Termination” shall mean a written notice given by the Executive or the Company, as the case may be, which shall indicate the specific basis for termination and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for determination of any payments under this Agreement. Any purported termination of employment by the Company by reason of the Executive’s Disability or for Cause, or by the Executive for Good Reason, shall be communicated by written Notice of Termination to the other party hereto.

107389063.2 6 (viii) “Date of Termination” shall mean the date specified in the Notice of Termination, which shall not be more than ninety (90) days after such Notice of Termination is given, as such date may be modified pursuant to the following two sentences. If within thirty (30) days after any Notice of Termination is given, the party who receives such Notice of Termination notifies the other party that a Dispute (as heretofore defined) exists, the Date of Termination shall be the date on which the Dispute is finally determined, either by mutual written agreement of the parties, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal there from having expired and no appeal having been perfected); provided that the Date of Termination shall be extended by a notice of Dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such Dispute with reasonable diligence and provided further that pending the resolution of any such Dispute, the Company shall continue to pay the Executive the same Base Salary and to provide the Executive with the same or substantially comparable welfare benefits and perquisites, including participation in the Company’s stock option plan, that the Executive was paid and provided immediately prior to the Change in Control. Should a Dispute ultimately be determined in favor of the Company then all sums paid by the Company to the Executive from the date of termination specified in the Notice of Termination until final resolution of the Dispute pursuant to this paragraph shall be repaid promptly by the Executive to the Company, with interest at 70% of the prime rate charged from time to time by Citibank, N.A., New York, New York, all stock options granted to the Executive during such period shall be canceled or returned to the Company, and no service as an Executive shall be credited to the Executive for such period for pension purposes. The Executive shall not be obligated to pay back the welfare benefits and perquisites for such period unless the final judgment, order or decree of a court or other body resolving the Dispute determines that the Executive acted in bad faith in giving a notice of Dispute. Should a Dispute ultimately be determined in favor of the Executive, then the Executive shall be entitled to retain all sums paid to the Executive under this subparagraph (f) pending resolution of the Dispute and shall be entitled to receive, in addition, the payments and other benefits provided for in paragraph 4 hereof to the extent not previously paid hereunder. 4. PAYMENTS UPON TERMINATION If during the Change in Control Period the Company shall terminate the Executive’s employment other than by reason of the Executive’s death, Disability or for Cause, or if the Executive shall terminate his or her employment for Good Reason, then, (a) the Company will pay to the Executive as compensation for services rendered (subject to any applicable payroll or other taxes required to be withheld), commencing on the first day of the month following the month of termination, one-twelfth (1/12) of Base Salary of the Executive payable once monthly until the date which is eighteen (18) months after the Date of Termination determined as if there were no Disputes. (b) In the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive’s employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, a successor or an affiliate of the Company or a successor) (collectively with the payments and benefits hereunder, “Total Payments”) would not be

107389063.2 7 deductible (in whole or part) as a result of section 280G of the Code by the Company, an affiliate or other person making such payment or providing such benefit, the payments and benefits hereunder shall be reduced until no portion of the Total Payments is not deductible, or the payments and benefits hereunder are reduced to zero. Any such reduction shall be made by the Company in its sole discretion consistent with the requirements of Section 409A of the Code. For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the date of payment under subsection (a) shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which, in the opinion of a national accounting or benefits consulting firm selected by the Company, is not likely to constitute a “parachute payment” within the meaning of section 280G(b)(2) of the Code, (iii) the payments and benefits hereunder shall be reduced only to the extent necessary so that, in the opinion of the national accounting or consulting firm referred to in clause (ii), the Total Payments (other than those referred to in clauses (i) or (ii)) in their entirety are likely to constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code or are otherwise not likely to be subject to disallowance as deductions; and (iv) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company’s independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code. (c) In the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive’s employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, a successor or an affiliate of the Company or a successor) (collectively with the payments and benefits hereunder, “Total Payments”) would not be deductible (in whole or part) as a result of Section 162(m) of the Code, or any combination of Section 162(m) and Section 280G of the Code, by the Company, an affiliate or other person making such payment or providing such benefit, the payments and benefits hereunder shall be reduced until no portion of the Total Payments is not deductible, or the payments and benefits hereunder are reduced to zero. Any such reduction shall be made by the Company in its sole discretion consistent with the requirements of Section 409A of the Code. For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the date of payment under subsection (a) shall be taken into account, and (ii) the payments and benefits hereunder shall be reduced only to the extent necessary so that, in the opinion of tax counsel selected by the Executive and acceptable to the Company’s independent auditors, the Total Payments (other than those referred to in clause (i)) in their entirety do not exceed the $1,000,000 limitation of Section 162(m)(1) of the Code, or are otherwise not likely to be subject to disallowance as deductions. 5. GENERAL (a) The Executive shall retain in confidence any proprietary or other confidential information known to the Executive concerning the Company and its business (including the Company’s subsidiaries and their businesses) so long as such information is not publicly disclosed and disclosure is not required by an order of any governmental body or court.

107389063.2 8 (b) If litigation or other proceedings shall be brought to enforce or interpret any provision contained herein or in connection with any tax audit to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder, the Company shall indemnify the Executive for his or her reasonable attorney’s fees and disbursements incurred in connection therewith and pay prejudgment interest on any money judgment obtained by the Executive calculated at Citibank, N.A., New York, prime rate of interest in effect from time to time from the date that payment should have been made under the Agreement; provided that if the Executive initiated the proceedings, the Executive shall not have been found by the court or other fact finder to have acted in bad faith in initiating such litigation or other proceeding, which finding must be final without further rights of appeal. (c) Except as specifically provided in this Agreement, the Company’s obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which the Company may have against the Executive or anyone else, except that the Company may delay any payment hereunder or will be relieved of any liability for payments hereunder to the Executive, as the case may be, in the event a bank regulatory authority with jurisdiction over the Company advises the Company that it may not make payments to the Executive pursuant to this Agreement in which case the Company shall be relieved of such liability hereunder or must delay making any payments to the Executive in which case such payments will be delayed without interest or other penalty until such time as the Company is advised by the bank regulatory authority that the Company may make such payments. All amounts payable by the Company hereunder shall be paid without notice or demand. Except as expressly provided herein, the Company waives all rights which it may now have or may hereafter have conferred upon it, by statute or otherwise, to terminate, cancel or rescind this Agreement in whole or in part. Except as provided in paragraph 3(f) herein, each and every payment made hereunder by the Company shall be final and the Company will not seek to recover for any reason all or any part of such payment from the Executive or any person entitled thereto. The Executive shall not be required to mitigate the amount of any payment or other benefit provided for in this Agreement by seeking other employment or otherwise. (d) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidated or otherwise) to all or substantially all of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this paragraph 5 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law. (e) This Agreement shall inure to the benefit of, and be enforceable by, the Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be

107389063.2 9 payable to the Executive hereunder if he or she had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive’s devisee, legatee or other designee or, if there be no such designee, to the Executive’s estate. The rights or obligations of the Executive hereunder shall not be assignable by the Executive, except as provided in this paragraph 5(e). (f) Nothing in this Agreement shall be deemed to entitle the Executive to continued employment with the Company and the rights of the Company to terminate the employment of the Executive shall continue as fully as though this Agreement was not in effect. 6. NOTICE For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows: If to the Executive: at the address on file with the Company If to the Company: 1st Constitution Bancorp 2650 Route 130 North Cranbury, NJ 08512 Attention: President or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. 7. MISCELLANEOUS No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No assurances or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. However, this Agreement is in addition to, and not in lieu of, any other plan providing for payments to or benefits for the Executive or any agreement now existing, or which hereafter may be entered into, between the Company and the Executive. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New Jersey.

107389063.2 10 8. FINANCING All amounts due and benefits provided under this Agreement shall constitute general obligations of the Company in accordance with the terms of this Agreement. The Executive shall have only an unsecured right to payment thereof out of the general assets of the Company. Notwithstanding the foregoing, the Company may, by agreement with one or more trustees to be selected by the Company, create a trust on such terms as the Company shall determine to make payments to the Executive in accordance with the terms of this Agreement. 9. VALIDITY The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10. SECTION 409 A OF THE CODE It is the intent of the Executive and the Company that this Agreement be drafted, interpreted and administered in accordance with Section 409A of the Code. Specifically, but without limitation, whether a termination of employment has occurred shall be determined in accordance with Section 409A of the Code, and the Company is authorized to delay any payments due hereunder as a result of termination of employment until the first day of the seventh month following such termination of employment, if such delay is determined to be necessary in order to avoid violating Section 409A requirements with respect to specified employees. Each payment due hereunder shall be considered to be a separate payment, as opposed to a series of payments, for purposes of Section 409A of the Code. 11. FEDERAL DEPOSIT INSURANCE ACT ET AL. Neither the Company nor the Bank shall be required to make any payment under this Agreement (i) if the Company or the Bank has been advised by a bank regulatory authority that doing so may result in the imposition of fines or other penalties on the Company or the Bank or their respective directors or officers or a finding that the Company or the Bank is engaging in an unsafe or unsound banking practice, (ii) if such payment would violate the terms of any agreement, memorandum of understanding or similar arrangement between the Company or the Bank and a bank regulatory authority or resolutions of the directors of the Company or the Bank adopted at the direction of a bank regulatory authority, (iii) result in the Company or the Bank failing to meet, or while it does not meet, minimum capital requirements under applicable law, or (iv) if it should violate any federal or state laws or regulations applicable to the Company or the Bank or any entity which controls the Company, including, but not limited to, Section 18 (k) of the Federal Deposit Insurance Act or any regulation of the Federal Deposit Insurance Corporation adopted thereunder.

107389063.2 11 12. COMPENSATION RECOVERY Notwithstanding anything in this Agreement to the contrary, in the event that the Company is required to materially restate its financial results due to the Company’s material noncompliance with any financial reporting requirement under Federal securities laws, excluding a restatement of such financial results due solely a change in generally accepted accounting principles in the United States or such other accounting principles that may be adopted by the Securities and Exchange Commission and are or become applicable to the Company, the Company may, in its discretion or as necessary to comply with applicable law, require the Executive to repay the Company or the Bank an amount by offset to any payment made pursuant to this Agreement which is equal to all or any portion of any incentive compensation (including stock and stock- based awards) that has been paid, issued or granted to the Executive pursuant to any incentive compensation program with the two years preceding the date on which the Company is required to prepare an accounting restatement, to the extent that such amount was based on the erroneous data and exceeded the amount that would have been paid, issued or granted to the Executive under the accounting restatement. Such repayment obligation shall be effective as of the date specified by the Company; provided, however, that if any such offset is prohibited under applicable law, the Company shall not permit such offset and may require immediate repayment by the Executive. Notwithstanding the foregoing, to the extent required to comply with applicable law, any applicable stock exchange listing requirements, and/or any compensation recovery or clawback policy adopted by the Company, the Company may unilaterally amend this Section and such amendment shall be binding on the Executive; provided, however, regardless of whether the Company makes such a unilateral amendment, the Executive shall be bound by any compensation recovery or clawback policy adopted by the Company whether adopted before or after the date of this Agreement. IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above. Executive Name: NAQI A. NAQVI 1ST CONSTITUTION BANCORP By Name: Robert Mangano Title: Chief Executive Officer